SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported) July 1, 2020

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-10764	ENTERGY ARKANSAS, LLC	1-35747	ENTERGY NEW ORLEANS, LLC
	(a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000		(a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700
	83-1918668		82-2212934

1-32718	ENTERGY LOUISIANA, LLC	1-34360	ENTERGY TEXAS, INC.
	(a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000		(a Texas corporation) 10055 Grogans Mill Road The Woodlands, Texas 77380 Telephone (409) 981-2000
	47-4469646		61-1435798

1-31508	ENTERGY MISSISSIPPI, LLC
(a Texas limited liability company) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000
83-1950019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Arkansas, LLC	Mortgage Bonds, 4.90% Series due December 2052	EAB	New York Stock Exchange
	Mortgage Bonds, 4.75% Series due June 2063	EAE	New York Stock Exchange
	Mortgage Bonds, 4.875% Series due September 2066	EAI	New York Stock Exchange

Entergy Louisiana, LLC	Mortgage Bonds, 5.25% Series due July 2052	ELJ	New York Stock Exchange
	Mortgage Bonds, 4.70% Series due June 2063	ELU	New York Stock Exchange
	Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Entergy Mississippi, LLC	Mortgage Bonds, 4.90% Series due October 2066	EMP	New York Stock Exchange

Entergy New Orleans, LLC	Mortgage Bonds, 5.0% Series due December 2052	ENJ	New York Stock Exchange
	Mortgage Bonds, 5.50% Series due April 2066	ENO	New York Stock Exchange

Entergy Texas, Inc.	Mortgage Bonds, 5.625% Series due June 2064	EZT	New York Stock Exchange
	5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI/PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Entergy Arkansas, LLC

On July 1, 2020, by written consent, in lieu of a meeting, Entergy Utility Holding Company, LLC (“EUHC”), the sole owner of all of the issued and outstanding common membership interests of Entergy Arkansas, LLC (“EAL”), elected Paul D. Hinnenkamp, Laura Landreaux, Andrew S. Marsh and Roderick K. West as directors of EAL effective as of July 1, 2020.

Entergy Louisiana, LLC

On July 1, 2020, by written consent, in lieu of a meeting, EUHC, the sole owner of all of the issued and outstanding common membership interests of Entergy Louisiana, LLC (“ELL”), elected Paul D. Hinnenkamp, Andrew S. Marsh, Phillip R. May, Jr. and Roderick K. West as directors of ELL effective as of July 1, 2020.

Entergy Mississippi, LLC

On July 1, 2020, by written consent, in lieu of a meeting, EUHC, the sole owner of all of the issued and outstanding common membership interests of Entergy Mississippi, LLC (“EML”), elected Haley R. Fisackerly, Paul D. Hinnenkamp, Andrew S. Marsh and Roderick K. West as directors of EML effective as of July 1, 2020.

Entergy New Orleans, LLC

On July 1, 2020, by written consent, in lieu of a meeting, EUHC, the sole owner of all of the issued and outstanding membership interests of Entergy New Orleans, LLC (“ENOL”), elected David D. Ellis, Paul D. Hinnenkamp, Andrew S. Marsh and Roderick K. West as directors of ENOL effective as of July 1, 2020.

Entergy Texas, Inc.

On July 1, 2020, by written consent, in lieu of a meeting, Entergy Corporation, the sole owner of all of the outstanding common stock of Entergy Texas, Inc. (“ETI”), possessing 79% of the voting power of the outstanding common and preferred stock of ETI, elected Paul D. Hinnenkamp, Andrew S. Marsh, Sallie T. Rainer and Roderick K. West as directors of ETI effective as of August 19, 2020, which will be 40 days after the holders of the Company’s preferred stock are notified of the action of the common shareholder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Entergy Arkansas, LLC
Entergy Louisiana, LLC
Entergy Mississippi, LLC
Entergy New Orleans, LLC
Entergy Texas, Inc.

By: /s/ Marcus V. Brown
Marcus V. Brown
Executive Vice President and General Counsel

Dated: July 2, 2020